                                                 Filed pursuant to Rule 497(e)

------------------------------------------------------------------------------
                          MONEY MARKET RESERVE FUND
------------------------------------------------------------------------------


PROSPECTUS
----------


MAY 1, 2000 (AS AMENDED OCTOBER 27, 2000)

















------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                              TABLE OF CONTENTS
------------------------------------------------------------------------------



                                                                       PAGE
                                                                       ----

THE X.COM MONEY MARKET RESERVE FUND.......................................1

PERFORMANCE INFORMATION...................................................3

MANAGEMENT FEES AND EXPENSES..............................................4

MORE ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS.....................6

FUND MANAGEMENT...........................................................7

THE FUND'S STRUCTURE......................................................9

PRICING OF FUND SHARES...................................................10

HOW TO BUY AND SELL SHARES OF THE FUND...................................11

DIVIDENDS AND OTHER DISTRIBUTIONS........................................14

TAX CONSEQUENCES.........................................................15

------------------------------------------------------------------------------
THE X.COM MONEY MARKET RESERVE FUND
------------------------------------------------------------------------------

PLEASE NOTE THAT YOUR INVESTMENTS IN THE FUND ARE NOT DEPOSITS OF ANY BANK OR FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. BECAUSE THE FUND IS SUBJECT TO INVESTMENT RISKS, YOU MAY LOSE MONEY IF YOU INVEST IN THE FUND.

INVESTMENT OBJECTIVE

The X.com Money Market Reserve Fund (the "Fund") is designed as a cash management account that provides investors with the ability to electronically transfer funds to another Fund investor. The Fund seeks to provide shareholders with a high level of current income, while preserving capital and liquidity, by investing in high-quality short-term investments.

PRINCIPAL STRATEGY

The Fund is a "feeder fund." A feeder fund does not invest directly in a portfolio of securities. Instead it seeks to achieve its investment objective by investing all of its assets in a corresponding master fund. The master fund related to the Fund is the Money Market Master Portfolio (the "Master Portfolio"), a series of Master Investment Portfolios (the "Master Trust"), a registered open-end management investment company issuing individual interests in multiple series. For that reason, the discussion of the Fund's investment objectives, strategies and risks necessarily includes a description of the investment characteristics and risks associated with the investments of the Master Portfolio. The Fund's performance will correspond directly to the performance of the Master Portfolio. The Master Portfolio invests its assets in U.S. dollar-denominated, high-quality money market instruments with maturities of 397 days or less, and a dollar-weighted average portfolio maturity of 90 days or less. The Master Portfolio's investments include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), and high quality debt obligations such as obligations of domestic and foreign banks, commercial paper, corporate notes and repurchase agreements that represent minimal credit risk.

Barclays Global Fund Advisors ("BGFA") serves as the investment adviser to the Master Portfolio. BGFA is a subsidiary of Barclays Global Investors, N.A.

"High quality" investments are investments rated in the top two rating categories by the requisite NRSRO or, if unrated, determined to be of comparable quality to such rated securities by BGFA, under guidelines adopted by the Fund's Board of Trustees and the Master Portfolio's Board of Trustees.

The Master Portfolio may invest up to 10% of its assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Master Portfolio.

PRINCIPAL RISKS

Although the Fund seeks to preserve the value of your investment at $1 per share, the Fund cannot offer any guarantee that it will be able to do so. It is possible to lose money by investing in the Fund.

INTEREST RATE RISK: The debt instruments in which the Fund invests (through its investment in the Master Portfolio) are subject to interest rate risk. Interest rate risk is the risk that when interest rates rise the value of the debt instruments in which the Master Portfolio invests will go down. Conversely, if interest rates fall, the value of the Master Portfolio's investments may rise.

CREDIT RISK: Credit risk is the risk that issuers of the debt instruments in which the Fund invests (through its investment in the Master Portfolio) may default on the payment of principal and/or interest. The Fund could be unable to maintain a stable net asset value of $1.00 per share and the Fund could lose money if the issuer of a fixed-income security owned by the Master Portfolio is unable or unwilling to meet its financial obligations.

------------------------------------------------------------------------------
PERFORMANCE INFORMATION
------------------------------------------------------------------------------

The bar charts in this section show the annual returns of the Fund and how its performance has varied from year to year. The average annual return tables compare the Fund's average annual return with the return of a corresponding index for one and five years and since inception. How the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.

         1994     1995     1996     1997    1998     1999
         4.28%    6.01%    5.45%    5.68%   5.61%    4.92%

The Fund did not offer shares to the public prior to November 18, 1999. The Fund's annual returns are based on the annual returns of the Master Portfolio, but have not been adjusted to account for expenses payable at the Fund level. As a result, the annual returns for the Fund would have been lower than those shown above because the Fund has higher expenses than the Master Portfolio.


---------------------------------------------------------------------------------------------------------
Money Market Reserve Fund Average Annual Total Returns (As of December 31, 1999)
---------------------------------------------------------------------------------------------------------
                                    One Year              Five Years                Since Inception**
---------------------------------------------------------------------------------------------------------
Money Market Reserve Fund            4.92%                   5.24%                         4.85%
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bills (3-month)        4.90%                   5.24%                         4.90%
---------------------------------------------------------------------------------------------------------

** The feeder fund commenced operations on July 2, 1993. The performance of the index is computed from June 30, 1993.

------------------------------------------------------------------------------
MANAGEMENT FEES AND EXPENSES
------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                     None
Maximum Deferred Sales Charge (Load)                                 None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends
and other Distributions                                              None
Redemption Fee (within 90 days of purchase)                          None
Maximum Account Fee                                                  None

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(1) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------
Management Fees(2)                                                   1.90%
Distribution (12b-1) Fees                                            None

Other Expenses                                                       0.00%

Total Annual Fund Operating Expenses                                 1.90%

Fee Waiver and Expense Reimbursement(3)                              0.40%

NET OPERATING EXPENSES                                               1.50%

(1) The cost reflects the expenses at both the Fund and the Master Portfolio levels.

(2) Management fees include a fee equal to 0.10% of the daily net assets payable at the Master Portfolio level to the investment adviser for the Master Portfolio. Management fees also include a "unified" fee equal to 0.50% payable by the Fund to X.com Asset Management, Inc., the Fund's investment adviser (the "Adviser"). Under the investment advisory contract, the Adviser provides or arranges to be provided to the Fund administration, transfer agency, pricing, custodial, auditing, and legal services, and is responsible for payment of all of the operating expenses of the Fund except the Master Portfolio management fees, brokerage fees, taxes, interest and extraordinary expenses.

(3) The fee waiver for the Fund is made pursuant to a written expense limitation and reimbursement agreement, which is in effect for an initial term of one year, during which it can be terminated only by the Board. If neither the Board nor the Adviser terminates the agreement at the end of the year, it will be renewed thereafter automatically for successive one-year terms on an annual basis.

------------------------------------------------------------------------------
Example
------------------------------------------------------------------------------


This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that:


       -  you invest $10,000 in the Fund for the time periods indicated;

       -  your investment has a 5% return each year;

       - the Fund's operating expenses remain the same, except for the fee reduction which, for the purposes of the example, is assumed to be applicable to only the first year; and

       -  you redeem your shares at the end of the relevant period.


Although your actual costs may be higher or lower, based on these assumptions your costs would be:

    ----------------------------------------------------------------------
          EXAMPLE                          1 YEAR *          3 YEARS*
    ----------------------------------------------------------------------
          MONEY MARKET RESERVE FUND         $152                $557

         *  Reflects costs at both the Fund and Master Portfolio levels.

------------------------------------------------------------------------------
MORE ABOUT THE FUND'S INVESTMENT STRATEGIES AND RISKS
------------------------------------------------------------------------------

INVESTMENT STRATEGIES

The Fund and the Master Portfolio emphasize safety of principal and high credit quality. In particular, the investment policies of the Fund and the Master Portfolio prohibit the purchase of many types of floating-rate instruments, commonly referred to as derivatives, that are considered to be potentially volatile. The Master Portfolio, however, may invest in high-quality asset-backed securities and variable and floating rate obligations, which are considered to be derivative instruments. The Fund (through its investment in the Master Portfolio) may only invest in floating-rate securities that bear interest at a rate that resets quarterly or more frequently, and that resets based on changes in standard money market rate indices such as U.S. Government Treasury bills and London Interbank Offered Rate, among others. Floating and variable rate instruments are subject to interest rate and credit risks.

INVESTMENT RISKS

DERIVATIVES: Derivatives are financial instruments whose values are derived, at least in part, from prices of other securities or specified assets, indices, or rates. The use of derivative instruments is a highly specialized activity and there can be no guarantee that their use will increase the return of the Fund, or protect its assets from declining in value. The Fund's investments in derivative instruments can significantly increase its exposure to market risk or the credit risk of the counterparty. In fact, the use of derivative instruments may adversely impact the value of the Fund's assets, which would in turn reduce the return you receive on your investment.

SECURITIES LENDING: The Master Portfolio may lend a portion of its securities to certain financial institutions in order to earn income. These loans are fully collateralized. However, if the institution defaults, the Fund's performance could be reduced.

ASSET BACKED SECURITIES: The Master Portfolio may invest in high-quality asset-backed securities. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities. The value of these instruments are particularly sensitive to changes in interest rate and general market conditions. The value of asset-backed securities is also affected by the creditworthiness of the individual borrowers.

------------------------------------------------------------------------------
FUND MANAGEMENT
------------------------------------------------------------------------------

INVESTMENT ADVISER FOR THE FUND. Under an investment advisory agreement with the Fund, X.com Asset Management, Inc. (the "Adviser"), a registered investment adviser, provides investment advisory services to the Fund. The Adviser is a wholly owned subsidiary of X.com Corporation ("X.com") and is located at 1840 Embarcadero Road, Palo Alto, California 94303. The Adviser was formed in 1999 and therefore has limited experience as an investment adviser.

X.com, a holding company, is the parent company of the Adviser. X.com is dedicated to providing easy, low-cost financial services to on-line investors through its continuous emphasis on technology. Through the world wide web, the Adviser offers access to your X.com Funds account virtually anywhere, at any time.

Subject to general supervision of the X.com Funds' Board of Trustees and in accordance with the investment objective, policies and restrictions of the Fund, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of each of the Master Portfolio in which the Fund invests. The Adviser may in the future manage cash and money market instruments for cash flow purposes. The Adviser also provides or arranges for administration, transfer agency, custody, any subadviser and all other services necessary for the Fund to operate. For its advisory services, the Fund pays the Adviser an investment advisory fee at an annual rate, after fee waivers and expense reimbursements, equal to a contractual rate of 1.80% of the Fund's average daily net assets and which, after fee waiver and expense reimbursement is equal to 1.50% of the Fund's average daily net assets.

The Adviser has entered into a written expense limitation and reimbursement agreement with the Trust, under which it has agreed to waive a percentage of its advisory fee received from the Fund. The expense limitation and reimbursement agreement is in effect for an initial term of one year during which it can be terminated only by the Board. If neither the Board nor the Adviser terminates the agreement at the end of the year, it will be renewed thereafter automatically for successive one-year terms on an annual basis.

Out of the fee received by the Adviser, the Adviser pays all expenses of managing and operating the Fund except Master Portfolio expenses, brokerage expenses, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. A portion of the advisory fee may be paid by the Adviser to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Adviser.

INVESTMENT ADVISER FOR THE MASTER PORTFOLIO. Barclays Global Fund Advisors ("BGFA") is the investment adviser for the Master Portfolio. BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC) and is located at 45 Fremont Street, San Francisco, California 94105. BGFA has provided asset management, administration and advisory services for over 25 years. As of June 30, 1999, BGFA and its affiliates provided investment advisory services for over $687 billion of assets. BGFA receives a fee from the Master Portfolio at an annual rate equal to 0.10% of the Master Portfolio's average daily net assets.

The Fund bears a pro rata portion of the investment advisory fees paid by the Master Portfolio, as well as certain other fees paid by the Master Portfolio, such as accounting, legal, and Securities and Exchange Commission ("SEC") registration fees.

The Adviser may extend, but may not, during the term of the expense limitation agreement, shorten, the duration of the expense waiver or reimbursement. The expense limitation agreement is in effect for an initial term of one year, during which it can be terminated only by the Board of the Fund. If neither the Board nor the Adviser terminate the agreement at the end of the year, it will be renewed thereafter automatically for successive one-year terms on an annual basis. The expense limitation agreement may be changed, terminated or not renewed by either party only upon 90 days' prior written notice (by e-mail or other means), to the other party at its principal place of business.

The Fund's Statement of Additional Information contains detailed information about the Fund's investment adviser, administrator, and other service providers.

------------------------------------------------------------------------------
THE FUND'S STRUCTURE
------------------------------------------------------------------------------

The Fund is a separate series of X.com Funds. The Fund seeks to achieve its investment objectives by investing all of its assets in the Master Portfolio. The Master Portfolio is a series of the Master Trust, a registered open-end management investment company, with the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a "master/feeder" structure because one fund (the "feeder" fund) invests all of its assets in a second fund (the "master" fund). In addition to selling its shares to the Fund, the Master Portfolio has sold and is expected to continue to sell its shares to certain other mutual funds or other accredited investors. The expenses paid by these mutual funds and accredited investors may differ from the expenses paid by the Fund; consequently, the returns received by shareholders of other mutual funds or other accredited investors may differ from those received by shareholders of the Fund.

The X.com Funds' Board of Trustees (the "Board") believes that, as other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund (and the other existing interest-holders in the Master Portfolio) would be spread across a larger asset base as more funds or other accredited investors invest in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses across a larger asset base) that the Board believes should be available through investment in the Master Portfolio may not be fully achieved or maintained.

The Fund may be asked to vote on matters concerning the Master Portfolio. Except as permitted by the SEC, whenever the Fund is requested to vote on a matter pertaining to the Master Portfolio, the Fund will hold a meeting of its shareholders, and, at the meeting of investors in the Master Portfolio, will cast all of its votes in the same proportion as the votes of the Fund's shareholders.

The Fund may withdraw its investment in the Master Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund, direct management of the Fund or other pooled investment entity by the Adviser or the hiring of a sub-adviser to manage the Fund's assets.

Investment of the Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio.

------------------------------------------------------------------------------
PRICING OF FUND SHARES
------------------------------------------------------------------------------

The Fund is a true no-load fund, which means you may buy or sell shares directly at the net asset value ("NAV") next determined after the Fund receives your request in proper form. A request is received in proper form if it is placed electronically through the X.com website and specifies the number of shares or dollar amount of shares to be purchased or redeemed. If the Fund receives such request before the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will generally not be priced on the days on which the NYSE is closed for trading.

The Fund's investment in the Master Portfolio is valued based on the Fund's ownership interest in the net assets of the Master Portfolio. The Fund's NAV per share is calculated by taking the value of the Fund's net assets and dividing by the number of shares outstanding. A market price may not be available for securities that trade infrequently. In the absence of market pricing, the Adviser, subject to the supervision of the Board of Trustees or Pricing Committee, will make a good-faith estimate of the security's "fair value." That value may be higher or lower than the security's closing price in its relevant market. Expenses are accrued daily and applied when determining the Fund's NAV. The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open. The Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. The NYSE is closed on most national holidays and on Good Friday.

The Master Portfolio calculates its NAV on the same day and at the same time as the Fund. The Master Portfolio's investments are valued each day the NYSE is open for business. The Master Portfolio values its securities at amortized cost to account for any premiums or discounts above or below the face value of the securities it buys. The amortized cost method does not reflect daily fluctuations in market value.

------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES OF THE FUND
------------------------------------------------------------------------------

The Fund is available only to on-line investors through X.com Corporation's ("X.com") Paypal web site. You will need to do the following to purchase shares of the Fund:

         --   Complete an Application.

         -- Simply follow the instructions on the X.com or Paypal website, at www.X.com or www.PayPal.com.

         -- You are also required to consent to receive all information about the Fund electronically, both to open an account and during the time you own shares of the Fund. If you revoke your consent to receive this information electronically, fail to maintain an e-mail account, or close your account, the Fund may, to the extent permitted by the federal securities laws, redeem your shares, and will, in any event, prohibit additional investments in the Fund, including the reinvestment of dividends.*

ON-LINE INVESTOR REQUIREMENTS

The Fund is designed and built specifically for on-line investors. The Fund requires its shareholders to consent to receive all shareholder information about the Fund electronically. Shareholder information includes, but is not limited to, prospectuses, financial reports, confirmations, proxy solicitations, and financial statements. Shareholders may also receive other correspondence from X.com through their e-mail account. By opening an account for the Fund, you certify that you have access to the Internet and a current e-mail account, and you acknowledge that you have the sole responsibility for providing a correct and operational e-mail address. You may incur costs for on-line access to shareholder documents and maintaining an e-mail account.

If you rescind your consent to receive shareholder information electronically, fail to maintain an e-mail account, the Fund may, to the extent permitted by the federal securities laws, redeem your position in the Fund and, in any event, will prohibit additional investments in the Fund, including the reinvestment of dividends.* If it becomes lawful to involuntarily redeem in these circumstances, prior to revoking your consent, you will be reminded of the Fund's involuntary redemption policy. If the Fund involuntarily redeem your shares, you may experience adverse tax consequences. If your shares are involuntarily redeemed, you will receive paper copies of all shareholder information until all of your shares have been redeemed and the proceeds have been credited to your account, or you have otherwise received the redemption proceeds. The Fund reserve the right to deliver paper-based documents in certain circumstances, at no cost to the investor.


-----------------------
* The staff of the Securities and Exchange Commission (the "Staff") has informally indicated its view that the Fund may not involuntarily redeem your shares if you revoke your consent to receive shareholder documents electronically or fail to maintain an e-mail account. However, should the Staff's position on this issue change, the Fund intends to involuntarily redeem your shares under such circumstances.

PLACING AN ORDER

You can begin accumulating shares of the Fund as soon as you register as a customer of X.com or PayPal. Because the Fund's net asset value changes daily, your share price will be the NAV next determined after the Fund receives and accepts your order.

You can place orders to purchase or redeem Fund shares by accessing the X.com or PayPal website at www.X.com or www.PayPal.com. When you purchase shares in the Fund, you will be asked: (1) to confirm your consent to receive all Fund documentation electronically; and (2) to affirm that you have read the prospectus. The prospectus is readily available for viewing and printing on the website. IF YOU DO NOT CONSENT TO RECEIVE ALL FUND DOCUMENTATION ELECTRONICALLY YOU WILL NOT BE ABLE TO PURCHASE SHARES OF THE FUND.

MINIMUM INVESTMENT REQUIREMENTS
For your initial investment in the Fund                         $1

Additional shares of the Fund                                   $1

Continuing minimum investment                                   $1

After your account is established you may use any of the methods described below to buy or sell shares. You can only sell shares of the Fund that you own; that means you cannot "short" shares of the Fund.

ACCESSING ACCOUNT INFORMATION

For information on how to access account information and/or applications electronically, please refer to the online assistant at www.X.com or www.PayPal.com available 24 hours a day.

REDEMPTIONS

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. As soon as the Fund receives your redemption request, your shares will be redeemed and the proceeds will be credited to your account. This usually occurs the business day following the transaction.

REDEMPTION DELAYS. You will have to wait to receive payment on redeemed shares until the funds you used to buy the shares have cleared. The delay may take up to fifteen (15) days from the date of purchase.

The right of redemption may be suspended during any period in which (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

REDEMPTION FEE.  The Fund does not impose a redemption fee.

AMENDING YOUR APPLICATION

For your protection, you will be required to submit an amended Application if you wish to change certain information provided on your initial Application. The amended Application is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. Specifically, the Fund will require you to amend your Application in the following instances:


   1. If you transfer the ownership of your account to another individual or organization.

   2.  If you add or change your name or add or remove an owner on your account.

   3.  If you add or change the beneficiary on your transfer-on-death account.


CLOSING YOUR ACCOUNT

If you do not maintain an email address or if you terminate your ability to electronically access X.com or PayPal, the Fund may, to the extent permitted by the federal securities laws, redeem all of your shares in your Fund account.

------------------------------------------------------------------------------
DIVIDENDS AND OTHER DISTRIBUTIONS
------------------------------------------------------------------------------

The Fund intends to declare dividends daily and distribute them monthly and will distribute capital gains, if any, at least annually. The Fund may make additional distributions if necessary.

All of your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the reinvestment date. If you revoke your consent to receive shareholder information electronically, fail to maintain an e-mail account, or close your account, you will not be permitted to reinvest your dividends in additional Fund shares.

------------------------------------------------------------------------------
TAX CONSEQUENCES
------------------------------------------------------------------------------

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not be required to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

The Fund will distribute dividends monthly. If the Fund declares a dividend in October, November or December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

You will generally be taxed on dividends you receive from the Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. If the Fund designates a dividend as a capital gain distribution, you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not be required to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You will generally have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend mainly upon how much you paid for the shares, how much you sold them for, and how long you held them.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

[Outside back cover page.]


The Statement of Additional Information for the Fund ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments is available in the Fund's annual report to shareholders, which is incorporated by reference. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

Additional information including the SAI and the most recent annual report may be obtained without charge at our website (www.X.com or www.PayPal.com). Shareholders will be alerted by e-mail when a prospectus amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

The Securities and Exchange Commission (the "SEC") maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information about the Fund. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.


X.com Corp./PayPal
1840 EMBARCADERO ROAD
PALO ALTO, CA 94303
TOLL-FREE: (888) 447-8999
http://www.X.com
http://www.PayPal.com


INVESTMENT COMPANY ACT FILE NO.: 811-09381









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